UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 14, 2019 (May 9, 2019)
________________________________
NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
______________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

Norfolk Southern Corporation (the “Corporation”) held its Annual Meeting of Shareholders on May 9, 2019.

Proposal 1 – Election of Directors
Shareholders elected the following directors to serve for a one-year term, by the following count:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas D. Bell, Jr.	192,872,771	2,006,025	467,240	40,325,643
Daniel A. Carp	188,112,086	6,790,992	442,958	40,325,643
Mitchell E. Daniels, Jr.	192,723,900	2,136,672	485,464	40,325,643
Marcela E. Donadio	193,210,025	1,682,190	453,821	40,325,643
Thomas C. Kelleher	192,999,920	1,838,638	507,478	40,325,643
Steven F. Leer	186,480,878	8,441,607	423,551	40,325,643
Michael D. Lockhart	190,618,892	4,256,581	470,563	40,325,643
Amy E. Miles	192,933,339	1,946,000	466,697	40,325,643
Jennifer F. Scanlon	192,644,156	2,274,087	427,793	40,325,643
James A. Squires	184,861,932	9,660,864	823,240	40,325,643
John R. Thompson	192,910,946	1,964,962	470,128	40,325,643

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm
Shareholders ratified the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for 2019, by the following count:

Votes For	Votes Against	Abstentions
227,134,348	8,102,033	435,298

Proposal 3 – Advisory Resolution on Executive Compensation (“Say on Pay”)
Shareholders approved, on an advisory basis, the compensation of the Corporation’s Named Executive Officers, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
182,151,274	12,096,726	1,098,036	40,325,643

Proposal 4 – Shareholder Proposal Regarding Simple Majority Vote

Shareholders approved a shareholder proposal regarding simple majority vote, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,875,264	58,033,434	2,437,338	40,325,643

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name:  Denise W. Hutson
Title:    Corporate Secretary

Date:  May 14, 2019